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                                                                    Exhibit 10.1


                            STOCK PURCHASE AGREEMENT




                           DATED AS OF AUGUST 8, 2007




                                      AMONG



                                 NARROWSTEP INC.




                                       AND





                       THE PURCHASERS LISTED ON EXHIBIT A



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                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (the "AGREEMENT") is dated as of August 8, 2007 by and among Narrowstep Inc., a Delaware corporation (the "COMPANY"), and each of the Purchasers of shares of common stock of the Company whose names are set forth on EXHIBIT A hereto (individually, a "PURCHASER" and collectively, the "PURCHASERS").

      The parties hereto agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK

      1.1 PURCHASE AND SALE OF STOCK. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and each of the Purchasers shall purchase from the Company, shares of the Company's common stock, par value $0.000001 per share (the "COMMON STOCK"), in the amounts set forth opposite such Purchaser's name on EXHIBIT A hereto (the "COMMON SHARES"), at a purchase price of $.25 per share. The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT") or Section 4(2) of the Securities Act.

      1.2 WARRANTS. Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued Warrants, in substantially the form attached hereto as EXHIBIT B (the "WARRANTS"), each to purchase the number of shares of Common Stock equal to fifty percent (50%) of the number of shares of Common Stock purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on EXHIBIT A hereto. Each of the Warrants shall have an exercise price per share equal to the $.50 per share (subject to adjustment as provided in the Warrants) and shall have a five (5) year term, subject to the terms of the Warrants.

      1.3 CONVERSION SHARES. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to the number of shares of Common Stock as shall from time to time be sufficient to effect the full exercise of all of the Warrants then outstanding. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "WARRANT SHARES." The Common Shares and the Warrant Shares are collectively referred to as the "Shares." The Shares and the Warrants are collectively referred to as the "SECURITIES."

      1.4 PURCHASE PRICE AND CLOSING. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Common Shares and the Warrants for an aggregate purchase price of set forth on EXHIBIT A (the "PURCHASE PRICE"). The number of Common Shares and Warrants sold pursuant to this Agreement shall be in an amount not less than is needed to produce a minimum aggregate Purchase Price of $12,000,000 and not more than is needed to produce maximum aggregate Purchase Price of $15,000,000. The minimum Purchase Price per Purchaser shall be $250,000.

      The Common Shares and Warrants shall be sold and funded in a single closing (the "CLOSING"). The Closing shall take place on or about August 8, 2007 (the "CLOSING DATE"), but in no event later than August 10, 2007. The Closing shall take place at the offices of Haynes and Boone, LLP, 2505 North

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Plano Road, Suite 4000, Richardson, Texas, at 10:00 a.m., Texas time. Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) irrevocable transfer instructions to the Company's transfer agent to issue to each Purchaser promptly following the Closing a certificate for the number of Common Shares set forth opposite the name of such Purchaser on EXHIBIT A hereto, (y) its Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on EXHIBIT A hereto and (z) any other documents required to be delivered pursuant to ARTICLE IV hereof. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an escrow account designated by the Escrow Agent (as defined below). The Purchase Price shall be disbursed pursuant to the terms of the Escrow Agreement (as defined in SECTION 2.1(B)).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date, as follows:

      (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in SECTION 2.1(H) hereof) on the Company's financial condition.

      (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"), the Lock-Up Agreement in the form attached hereto as EXHIBIT D (the "LOCK-UP AGREEMENT"), the Escrow Agreement by and among the Company, the Purchasers and the escrow agent named therein (the "ESCROW AGENT"), dated as of the date hereof, substantially in the form of EXHIBIT E attached hereto (the "ESCROW AGREEMENT"), and the Warrants (collectively, the "TRANSACTION DOCUMENTS") and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required in connection therewith. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles of general application.

      (c) CAPITALIZATION. The reports previously filed by the Company (the "SEC REPORTS") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), set forth the Company's capitalization as of the dates set forth therein. All of the outstanding shares of the Common Stock and the Common Shares have been duly and validly authorized. None of the Securities are subject to preemptive rights and, except as described in the SEC Reports and except for awards made pursuant to the Company's existing incentive plans since the date of such SEC Reports, no shares of Common Stock are entitled to registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Except as described in the SEC Reports, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as described in the SEC Reports, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting of any shares of the capital stock of the Company, or restricting the transfer of the Securities (except as set forth in the Transaction Documents). The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof (the "CERTIFICATE"), and the Company's Amended and Restated Bylaws as in effect on the date hereof (the "BYLAWS").

      (d) ISSUANCE OF SHARES. The Common Shares to be issued and the Warrants to be granted at the Closing have been duly authorized by all necessary corporate action and the Common Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable. When the Warrant Shares are issued in accordance with the terms of the Warrants, such shares will be duly authorized validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

      (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company, and the performance by the Company of its obligations contemplated herein and therein do not and will not (i) violate any provision of the Company's Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, accelerations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for violations which singularly or in the aggregate do not or will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Common Shares, the Warrants, and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing and any registration statement which may be filed pursuant hereto or any other Transaction Document); PROVIDED that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

      (f) SEC REPORTS. (i) the SEC Reports constitute all of the documents and reports that the Company was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC since June 30, 2005, (ii) as of their respective dates, the SEC Reports, as amended as of the date hereof, complied in all material respects with the requirements of the Securities Act of 1933, as amended, and/or the Exchange Act, as the case may require, and the rules and regulations promulgated thereunder. The Company has delivered to the Purchasers true and complete copies of the Company's audited financial statements for the fiscal year ended February 28, 2007 (the "AUDITED FINANCIAL STATEMENTS DATE"). Such audited financial statements, together with all financial statements of the Company contained in the SEC Reports filed since June 30, 2005, are collectively referred to as the "FINANCIAL STATEMENTS". The Financial Statements complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder. Such Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      (g) SUBSIDIARIES. For the purposes of this Agreement, "SUBSIDIARY" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

      (h) NO MATERIAL ADVERSE CHANGE. Since the Audited Financial Statements Date, the Company has not experienced or suffered any Material Adverse Effect or any event that is reasonably likely, through the passage of time or otherwise, to result in a Material Adverse Effect. For the purposes of this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under the Transaction Documents in any material respect.

      (i) NO UNDISCLOSED LIABILITIES. Since the Audited Financial Statements Date, neither the Company nor any of its subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) of a nature required to be included on a balance sheet prepared in accordance with generally accepted accounting principles other than those incurred in the ordinary course of the Company's or its subsidiaries respective

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businesses. Except as described in the SEC Reports, since the Audited Financial
Statements Date, none of the Company or any of its subsidiaries has participated in any transaction which is outside of the ordinary course of its business.

      (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

      (k) TITLE TO ASSETS. Except as described in the SEC Reports, each of the Company and the subsidiaries has good and marketable title to all of its owned real and personal property whether tangible or intangible (collectively, the "ASSETS"), free and clear of any mortgages, pledges, charges, liens, security interests, claim, community property interest, condition, equitable interest or other encumbrances, license, option, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership ("LIENS"). To the Company's knowledge, all leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect and neither this Agreement nor the transactions contemplated hereby will give any party to such leases any right to terminate or modify the leases.

      (l) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as described in the SEC Reports there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets which, if determined adversely to the Company or any subsidiary, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

      (m) COMPLIANCE WITH LAW. The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      (n) TAXES. The Company and each of the subsidiaries has accurately prepared and filed all material foreign, federal, state income and all other tax returns, reports and declarations required by law to be paid or filed by it by any jurisdiction to which the Company is subject, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency. The Company and its subsidiaries have complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments, and paid over to the proper governments or regulatory authorities, all amounts required.

      (o) CERTAIN FEES. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement.

      (p) DISCLOSURE. Without expanding the scope or coverage of the representations and warranties contained herein, the representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

      (q) INTELLECTUAL PROPERTY. The Company has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company or any of its subsidiaries infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or are threatened against the Company or any of its subsidiaries. The Company and its subsidiaries: (i) owns or possesses all rights to use, option and/or license, as the case may be, all patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses as currently being conducted, except where the failure to own or possess such rights could not reasonably be expected to result in a Material Adverse Effect, and (ii) have no knowledge that the conduct of their respective businesses conflict with, and have not received any notice of any claim of conflict with, any such right of others, which conflict would have a Material Adverse Effect. To the Company's knowledge, there is no infringement by third parties of any Intellectual Property. There are no pending or, to the Company's knowledge, threatened actions, suits, proceedings or claims by others challenging the Company or any of its subsidiaries' rights in or to any Intellectual Property. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or otherwise violates any Intellectual Property rights of others, in each case which would be reasonably likely to have a Material Adverse Effect.

      (r) ENVIRONMENTAL COMPLIANCE. The Company and each of its subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "ENVIRONMENTAL LAWS" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries, the absence of which would have a Material Adverse Effect. To its knowledge, the Company and each of its subsidiaries are also in compliance in all material respects with all other

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limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

      (s) BOOKS AND RECORDS INTERNAL ACCOUNTING CONTROLS. The books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary to the extent required to be contained therein. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

      (t) MATERIAL AGREEMENTS. Except for such instances as would not reasonably be likely to result in a Material Adverse Effect, (i) the Company and each of its subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "MATERIAL AGREEMENTS"), (ii) neither the Company nor any of its subsidiaries has received any notice of default under any Material Agreement and
(iii) to the Company's knowledge neither the Company nor any of its subsidiaries is in default under any Material Agreement, and (iv) neither this Agreement nor the transactions contemplated hereby will give any party to the Material Agreements any right to terminate or modify the Material Agreements.

      (u) SECURITIES ACT OF 1933. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. Based in part upon the representations and covenants of the Purchasers contained in the Transaction Documents, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares and the Warrants.

      (v) GOVERNMENTAL APPROVALS. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Common Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

      (w) EXECUTIVE OFFICERS. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company in writing that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant.

      (x) ABSENCE OF CERTAIN DEVELOPMENTS. Except as described in the SEC Reports Since the Audited Financial Statements Date, neither the Company nor any subsidiary has:

            (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto except awards granted pursuant to the Company's existing incentive plans;

            (ii) incurred any indebtedness for borrowed money;

            (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

            (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

            (v) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

            (vi) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

            (vii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance; or

            (viii) entered into an agreement, written or otherwise, to take any of the foregoing actions.

      (y) INVESTMENT COMPANY ACT STATUS. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

      (z) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the issuance and sale of the Common Shares will not involve any transaction which is a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or in connection with which an excise tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE"), provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. No Plan is subject to Title IV of ERISA or the minimum funding requirements of Code Section 412. As used in this Section 2.1(bb), the term "PLAN" shall mean an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is treated as a single employer, as described in Code Section 414(b), (c), (m) or (o).

      (aa) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Shares to be integrated with other offerings. Except as described in the SEC Reports, the Company does not have any registration statement pending before the Commission or currently under the Commission's review and since July 1, 2006, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

      (bb) SARBANES-OXLEY ACT. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT"), and the rules and regulations promulgated thereunder, that are effective and applicable to it.

      (cc) INDEPENDENT NATURE OF PURCHASERS. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

      (dd) PLACEMENT AGENT'S FEES. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the sale of the Shares and the Warrants as contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Merriman Curhan Ford & Co. and Brimberg & Co. as placement agents (together the "AGENTs") in connection with the sale of the Shares. Other than the Agents, the Company has not engaged any placement agent or other agent in connection with the sale of the Shares.

      (ee) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      (ff) LISTING AND MAINTENANCE REQUIREMENTS. The Company's common stock is currently quoted on the OTC Bulletin Board. The Company has not, since June 30, 2005, received any notice from the OTC Bulletin Board or the NASD or any trading market on which the Company's common stock is or has been listed or quoted to the effect that the Company is not in compliance with the quoting, listing or maintenance requirements of the OTC Bulletin Board or such other trading market. The Company is in compliance in all material respects with all such quoting, listing and maintenance requirements.

      (gg) NO SEC OR NASD INQUIRIES. The Company is not, and has never been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

      (hh) ANTI-TAKEOVER DEVICE. Neither the Company nor any of its subsidiaries has any outstanding shareholder rights plan or "poison pill" or any similar arrangement. There are no provisions of any anti-takeover or business combination statute applicable to the Company or its Certificate of Incorporation or Bylaws which would preclude the issuance and sale of the Shares or the Warrants, and the consummation of the other transactions contemplated by this Agreement.

      2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

      (a) INCORPORATION AND STANDING OF THE PURCHASER. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

      (b) AUTHORIZATION AND POWER. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof.

      (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

      (d) ACQUISITION FOR INVESTMENT. Each Purchaser is acquiring the Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell or otherwise dispose of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

      (e) STATUS OF PURCHASERS. Each Purchaser is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. Each Purchaser has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Securities. Such Purchaser is not a broker-dealer or an affiliate of a broker-dealer. Each Purchaser's principal executive office is located at the address set forth on the signature pages hereto.

      (f) OPPORTUNITIES FOR ADDITIONAL INFORMATION. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

      (g) NO GENERAL SOLICITATION. Each Purchaser acknowledges that the Securities have not been offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

      (h) RULE 144. Such Purchaser understands that the Securities must be held indefinitely unless the Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("RULE 144"), and that such person has been advised that Rule 144 may permit the resale of the Securities only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

      (i) GENERAL. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.

      (j) INDEPENDENT INVESTMENT. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

      (k) TRADING ACTIVITIES; NO SHORT Sales. Each Purchaser's trading activities with respect to the Company's securities shall be in compliance with all applicable federal and state securities laws. No Purchaser nor any of its affiliates currently has an open short position in the Common Stock. Since the earlier of (a) such time when such Purchaser was first contacted by the Company or any other person acting on behalf of the Company regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Purchaser nor any affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments, including in respect of the Securities, or (z) is subject to such Purchaser's review or input concerning such affiliate's investments or trading (collectively, "TRADING AFFILIATES") has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "PROHIBITED TRANSACTION"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the effective date of the registration statement contemplated by the Registration Rights Agreement or (iii) the date by which such registration statement is required to be effective under the Registration Rights Agreement, such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Purchaser acknowledges that the representations, warranties and covenants contained in this clause (k) are being made for the benefit of the Purchasers as well as the Company and that each of the other Purchasers shall have an independent right to assert any claims against such Purchaser arising out of any breach or violation of the provisions of this paragraph (k).

                                   ARTICLE III

                                    COVENANTS

      The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

      3.1 SECURITIES COMPLIANCE. The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Securities as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers or subsequent holders.

      3.2 OTHER AGREEMENTS. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair in any material respect the right or ability to perform of the Company or any subsidiary under any Transaction Document.

      3.3 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Shares hereunder for general corporate purposes.

      3.4 RESERVATION OF SHARES. So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Warrant Shares.

      3.5 REPORTING STATUS. So long as the Purchasers beneficially own an aggregate of at least 25% of the Securities purchased pursuant to this Agreement, the Company shall timely file (or obtain proper and timely extensions in respect thereof and file within the applicable grace period under the Exchange Act) all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination; PROVIDED, HOWEVER, that the provisions of this SECTION 3.5 shall terminate and be of no further force and effect in the event of the acquisition of the Company or substantially all of its assets.

      3.6 DISCLOSURE OF TRANSACTION. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the "PRESS RELEASE") as soon as practicable after the Closing but in no event later than 9:00 A.M. Eastern Time on the first Trading Day following the Closing Date. The Press Release shall be subject to prior review and comment by the Purchasers. "TRADING DAY" means any day during which the OTC Bulletin Board (or other quotation venue or principal exchange on which the Common Stock is quoted or traded) shall be open for trading.

      3.7 DISCLOSURE OF MATERIAL INFORMATION. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information

(other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      3.8 PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a BONA FIDE margin agreement or other loan or financing arrangement that is secured by the Common Stock. No Purchaser effecting such a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of ARTICLE V hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser. Notwithstanding the above, no Purchaser shall permit any such pledgee, or such pledgee's affiliates, to engage in any short sales in respect of any such pledged shares.

      3.9 FORM SB-2 ELIGIBILITY. The Company currently meets the "registrant eligibility" and transaction requirements set forth in the general instructions to Form SB-2 applicable to "resale" registrations on Form SB-2.

      3.10 LOCK-UP AGREEMENT. David McCourt, the Company's Chairman and CEO, shall be subject to the terms and provisions of the Lock-Up Agreement, which shall provide the manner in which he will sell, transfer or dispose of his shares of Common Stock.

      3.11 DTC STATUS. Prior to the effective date of the Registration Statement, the Company's transfer agent shall be a participant in and the Common Stock shall be eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

      3.12 VARIABLE RATE TRANSACTIONS; ADDITIONAL REGISTRATION STATEMENTS.

      (a) For a period of two (2) years following the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any subsequent financing involving a "VARIABLE RATE TRANSACTION". The term "VARIABLE RATE TRANSACTION" shall mean a transaction in which the Company issues or sells
(i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required to or has the option to (or the investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock (whether or not such payments in stock are subject to certain equity conditions), or (iii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

      (b) For the period commencing on the Closing Date and ending on the date that is ninety (90) days following the effective date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall not file any new registration statement under the Securities Act (other than a registration statement on Form S-4 or Form S-8) without the prior written consent of the Purchasers except for the Registration Statement to be filed in accordance with the Registration Rights Agreement to the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   CONDITIONS

      4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE SECURITIES. The obligation hereunder of the Company to issue and sell the Common Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

      (a) ACCURACY OF EACH PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

      (b) PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

      (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

      (d) DELIVERY OF PURCHASE PRICE. The Purchase Price for the Common Shares and Warrants has been delivered to the Company at the Closing Date.

      (e) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed and delivered by the Purchasers and, with respect to the Escrow Agreement, the Escrow Agent, to the Company.

      4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO PURCHASE THE SECURITIES. The obligation hereunder of each Purchaser to acquire and pay for the Common Shares and the Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

      (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company in this Agreement and the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are expressly made as of a particular date), which shall be true and correct in all material respects as of such date.

      (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

      (c) NO SUSPENSION, ETC. Trading in the Common Stock shall not have been suspended by the Commission or the principal exchange or market on which Common Stock is quoted or traded (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("BLOOMBERG") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Common Shares.

      (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

      (e) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

      (f) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed and delivered by the Company and, with respect to the Escrow Agreement, the Escrow Agent, to the Purchasers.

      (g) OPINION OF COUNSEL, ETC. At the Closing, the Purchasers shall have received the legal opinion of Lowenstein Sandler PC, legal counsel to the Company, dated the date of the Closing, in the form of EXHIBIT F hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to the Closing.

      (h) REGISTRATION RIGHTS AGREEMENT. At the Closing, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

      (i) LOCK-UP AGREEMENT. As of the Closing Date, David McCourt shall have delivered to the Purchasers a fully executed Lock-Up Agreement.

      (j) ESCROW AGREEMENT. At the Closing, the Company and the Escrow Agent shall have executed and delivered the Escrow Agreement to each Purchaser.

      (k) SECRETARY'S CERTIFICATE. The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Company's Board of Directors or any committee thereof approving the transactions contemplated hereby, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

      (l) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
SECTION 4.2 as of the Closing Date.

      (m) MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred at or before the Closing Date.

      (n) MINIMUM/MAXIMUM PURCHASE PRICE. The Escrow Agent shall have received funds from the Purchasers pursuant to the Escrow Agreement in at least the minimum amount of the Purchase Price as described in SECTION 1.4, and not in excess of the maximum amount of the Purchase Price as described in SECTION 1.4.

                                   ARTICLE V

                            STOCK CERTIFICATE LEGEND

      5.1 LEGEND. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above if at such time, prior to making any transfer of any such securities, (i) such holder thereof shall provide the Company with a an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Securities under the Securities Act and applicable state securities laws is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act and such holder certifies that such transfer is being made in accordance with the Plan of Distribution set forth therein and that any prospectus delivery requirement will be complied with or (iii) the holder provides the Company with customary documentation that such transfer is being made in accordance with Rule 144. The Company will respond to any such notice from a holder within three (3) trading days. The restrictions on transfer contained in this SECTION 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares is then in effect and such request is in connection with a sale and the other provisions set forth above have been complied with), the Company shall, if requested by the Purchaser, cause its transfer agent to electronically transmit the Warrant Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement) provided that the Company and the Company's transfer agent are participating in DTC through the DWAC system.

                                   ARTICLE VI

                                 INDEMNIFICATION

      6.1 COMPANY INDEMNITY. The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, stockholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

      6.2 INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this ARTICLE VI (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this ARTICLE VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this ARTICLE VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this ARTICLE VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                  ARTICLE VII

                                 MISCELLANEOUS

      7.1 FEES AND EXPENSES. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, PROVIDED that the Company shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by Renn Capital Group, Inc. in connection with
(i) the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated thereunder,
(ii) the filing and declaration of effectiveness by the Commission of the Registration Statement (as defined in the Registration Rights Agreement) and
(iii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents requested by the Company, subject to a cap of $26,000 for legal fees incurred on or before the Closing Date. The fees set forth in this SECTION 7.1 and which are incurred prior to the Closing Date shall be paid at Closing.

      7.2 SPECIFIC ENFORCEMENT The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

      7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the Common Shares then outstanding (and which shall include the consent of all Purchasers who own at least 20% of the Common Shares then outstanding, aggregating the share ownership of all Purchasers who are advised by the same investment advisor). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Common Shares, as the case may be.

      7.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

       If to the Company:           Narrowstep Inc.
                                    116 Village Boulevard, Suite 200
                                    Princeton, NJ  08540
                                    Attention: Chief Executive Officer
                                    Tel. No.: (609) 951-2221
                                    Fax No.:  (609) 951-2252
                                    E-mail:  DAVID@GRANAHANMCCOURT.COM

       with copies to (which copy   Lowenstein Sandler, PC
       shall not constitute         65 Livingston Avenue
       notice):                     Roseland, NJ  07068
                                    Attention: John Hogoboom, Esq.
                                    Tel. No.: (973) 597-2382
                                    Fax No.:  (973) 597-2383
                                    E-mail: jhogoboom@lowenstein.com

       If to any Purchaser:         At the address of such Purchaser set forth
                                    on EXHIBIT A to this Agreement

       with copies to (which copy   Haynes and Boone, LLP
       shall not constitute         2505 North Plano Road, Suite 4000
       notice):                     Richardson, TX  75082
                                    Attention: David H. Oden, Esq.
                                    Tel No.: (972) 739-6929
                                    Fax No.: (972) 692-9029
                                    E-mail: DAVID.ODEN@HAYNESBOONE.COM


          Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

      7.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      7.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

      7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

      7.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      7.9 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County, and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      7.10 SURVIVAL. The representations, warranties, covenants and agreements of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing; provided, however, that the representations and warranties of the Company contained herein shall expire on the second anniversary of the Closing.

      7.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      7.12 SEVERABILITY. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.



                              COMPANY:

                              NARROWSTEP INC.


                              By: /s/ David C. McCourt
                                 -----------------------------------------------
                              Title: Chairman & CEO
                                    --------------------------------------------







                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:



                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              RENAISSANCE US GROWTH INVESTMENT TRUST PLC

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Manager


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              US SPECIAL OPPORTUNITIES TRUST PLC

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Adviser


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              PREMIER RENN US EMERGING GROWTH FUND LIMITED

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Adviser


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ David C. McCourt
                              --------------------------------------------------

                              By:  David C. McCourt
                                  ----------------------------------------------
                              Title:  Chairman & CEO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              SANO VENTURES XII LLC

                               /s/ Stanley Mauss
                              --------------------------------------------------

                              By:  Stanley Mauss
                                  ----------------------------------------------
                              Title:  CFO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              LEWIS OPPORTUNITY FUND LP

                               /s/ Lewis Opportunity Fund LP
                              --------------------------------------------------

                              By:  General Partner
                                  ----------------------------------------------
                              Title:  General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              STIASSNI CAPITAL, LLC

                               /s/ Nicholas C. Stiassni
                              --------------------------------------------------

                              By:  Nicholas C. Stiassni
                                  ----------------------------------------------
                              Title:  General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              LONDON FAMILY TRUST

                               /s/ Robert London
                              --------------------------------------------------

                              By:  Robert London
                                  ----------------------------------------------
                              Title:  Trustee
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Barry Sternlicht
                              --------------------------------------------------

                              By:  Barry Sternlicht
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Douglas Campbell, Jr.
                              --------------------------------------------------

                              By:  Douglas Campbell, Jr.
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              IROQUOIS MASTER FUND LTD.

                               /s/ Iroquois Master Fund Ltd.
                              --------------------------------------------------

                              By: Authorized Signator
                                  ----------------------------------------------
                              Title:  Authorized Signator
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              ALB PRIVATE INVESTMENTS LLC

                               /s/ Francis A. Mylnarczyk, Jr.
                              --------------------------------------------------

                              By:  Francis A. Mylnarczyk, Jr.
                                  ----------------------------------------------
                              Title:  Managing Member
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              SOPHROSYNE TECHNOLOGY FUND LTD.

                               /s/ Benjamin Taylor
                              --------------------------------------------------

                              By:  Benjamin Taylor
                                  ----------------------------------------------
                              Title:  Managing Member of General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Richard Molinsky
                              --------------------------------------------------

                              By:  Richard Molinsky
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Eric John Bentley
                              --------------------------------------------------

                              By:  Eric John Bentley
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Theodore J. Marolda
                              --------------------------------------------------

                              By:  Theodore J. Marolda
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              MERRIMAN CURHAN FORD & CO.

                               /s/ Jon Merriman
                              --------------------------------------------------

                              By:  Jon Merriman
                                  ----------------------------------------------
                              Title:  CEO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              STONEPINE CAPITAL, L.P.

                               /s/ Jon M. Plexico
                              --------------------------------------------------

                              By:  Jon M. Plexico
                                  ----------------------------------------------
                              Title:  Managing Member
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Alan Synnott
                              --------------------------------------------------

                              By:  Alan Synnott
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Peter A. Blackwood
                              --------------------------------------------------

                              By:  Peter A. Blackwood
                                  ----------------------------------------------
                              Title:  Principal, Investment Banking
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ John L. Bickford
                              --------------------------------------------------

                              By:  John L. Bickford
                                  ----------------------------------------------
                              Title:  Vice-President
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Paul D. Enderle
                              --------------------------------------------------

                              By:  Paul D. Enderle
                                  ----------------------------------------------
                              Title:  INDIVIDUAL
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


                                            EXHIBIT A

LEGAL ENTITY NAME & ADDRESS OF PURCHASER                 NUMBER OF COMMON SHARES &     DOLLAR AMOUNT OF
                                                         WARRANTSPURCHASED             INVESTMENT

RENAISSANCE US GROWTH INVESTMENT TRUST PLC               Common Shares: 8,000,000       $2,000,000
Frost National Bank                                      Warrants: 4,000,000
100 W. Houston Street
ATTN: Henri Domingues T-8
San Antonio, TX 78205
Contact for docs: Eric Stephens
Tel: (214) 891-8046/ Fax: (214) 891-8291
Email: estephens@rencapital.com

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.       Common Shares: 4,000,000       $1,000,000
Frost National Bank                                      Warrants: 2,000,000
100 W. Houston Street
ATTN: Henri Domingues T-8
San Antonio, TX 78205
Contact for docs: Eric Stephens
Tel: (214) 891-8046/ Fax: (214) 891-8291
Email: estephens@rencapital.com

US SPECIAL OPPORTUNITIES TRUST PLC                       Common Shares: 4,000,000       $1,000,000
Frost National Bank                                      Warrants: 2,000,000
100 W. Houston Street
ATTN: Henri Domingues T-8
San Antonio, TX 78205
Contact for docs: Eric Stephens
Tel: (214) 891-8046/ Fax: (214) 891-8291
Email: estephens@rencapital.com

PREMIER RENN US EMERGING GROWTH FUND LTD.                Common Shares: 2,000,000         $500,000
Premier RENN US Emerging Growth Fund Ltd.                Warrants: 1,000,000
Acct # PRN01/17-28085
c/o Cristina Ramones
The Northern Trust Company
801 South Canal Street, C-1-North
Chicago, IL 60607
Contact for docs: Eric Stephens
Tel: (214) 891-8046/ Fax: (214) 891-8291
Email: estephens@rencapital.com


Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

David C. McCourt             4,000,000 shares                   $1,000,000
179 Stony Brook Rd           2,000,000 warrants
Hopewell, NJ 08525

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

SANO VENTURES XII LLC        COMMON SHARES                      $1,000,000
c/o STANLEY MAUSS            4,000,000
1700 BROADWAY
17TH FLOOR                   WARRANTS
NEW YORK, NY 10019           2,000,000

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Lewis Opportunity Fund LP    3,132,000 shares                   $783,000
                             1,556,000 warrants
LAM Opportunity LTD          908,000 shares                     $227,000
                             454,000 warrants

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Stiassni Capital             4,000,000 common                   $1,000,000.00
 Partners, L.P.              2,000,000 warrants
3400 Palos Verdes Drive,
 West
Rancho Palos Verdes, CA
 90275
Attn: Nicholas C. Stiassni
310/377-4500
310/544-6349 FAX
ns@stiassnicapital.com

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

London Family Trust          1.6 million shares                 $400,000
1485 E. Valley Rd Suite F    800,000 warrants
Montecito, CA 93108

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

STARWOOD CAPITAL             1,600,000 COMMON SHARES            $400,000
591 WEST PUTNAM AVE.         800,000 WARRANTS
GREENWICH, CT 06830

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

DOUGLAS CAMPBELL JR.         750,000 COMMON SHARES              $300,000.00
17 BRAMBLE LANE              375,000 WARRANTS
RIVERSIDE, CT 06878

MAIL TO:
DOUGLAS CAMPBELL JR.
P.O. BOX 06
OLD GREENWICH, CT 06870

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Iroquois Master Fund Ltd.    1,000,000 shares                   250,000
641 Lexington Ave. 26th Fl.  500,000 warrants
New York, NY 10022

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

ALB Private                  400,000 COMMON SHARES              $100,000.00
 Investments, LLC            200,000 WARRANTS
30 Rockefeller Plaza
Suite 4250
New York, NY 10112

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Sophrosyne Technology        600,000 COMMON SHARES              $150,000
 Fund Ltd.                   300,000 WARRANTS
GOLDMAN SACHS & CO.
F/B/O/ SOPHROSYNE
 TECHNOLOGY FUND LTD.
1 NEW YORK PLAZA, 44TH FL.
NEW YORK, NEW YORK 10004

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

RICHARD MOLINSKY             200,000 SHARES                     $50,000
51 LORD'S HWY EAST           100,000 WARRANTS
WESTON, CT 06883

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

ERIC JOHN BENTLEY            COMMON: 200,000                    $50,000
56 WILDWOOD AVE.             WARRANTS: 100,000
PIEDMONT, CA 94610
###-##-####
Email:
 ebentley@post.harvard.edu
Phone: 415-596-7826

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Theodore J. Marolda          200,000 shares                     $50,0000
12 Darien Close              100,000 warrants
Darien, CT 06820

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Merriman Curhan Ford & Co.   630,000 COMMON SHARES              $157,500
 Ford & Co.                  315,000 WARRANTS
600 California Street
9th Floor
San Francisco, CA 94108

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

STONEPINE CAPITAL, L.P.      100,000 shares                     $25,000
220 Hallech St.              50,000 warrants
Suite 220
San Francisco, CA 94129

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

ALAN SYNNOTT                 100,000 COMMON SHARES              $25,000
3160 BRODERICK ST.           50,000 WARRANTS
SAN FRANCISCO, CA 94123

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

Peter Blackwood              100,000 shares                     $25,000
600 California Street,       50,000 warrant shares
 9th FL
San Francisco, CA 94108

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

John L. Bickford             60,000 shares                      $15,000.00
2125 Hyde St.                30,000 warrants
San Francisco, CA 94109

Legal Entity Name &          Number of Common Shares &          Dollar Amount of
Address of Purchaser         Warrants Purchased                 Investment

PAUL D. ENDERLE              10,000 SHARES                      $2,500.00
2343 FRANCISCO STREET        5,000 WARRANTS
SAN FRANCISCO, CA 94939
HOME: (415) 306-4815
EMAIL: PAUL@PAULENDERLE.COM

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                            FORM OF LOCK-UP AGREEMENT

                                    EXHIBIT E

                            FORM OF ESCROW AGREEMENT

                                    EXHIBIT F

                           FORM OF OPINION OF COUNSEL